UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



      Date of report (Date of earliest event reported):  April 15, 2009



                       JONES LANG LASALLE INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



      Maryland                      001-13145                 36-4150422
------------------------      --------------------           ---------------
(State or other juris-        (Commission File               (IRS Employer
diction of incorporation)     Number)                        Identification
                                                             No.)



     200 East Randolph Drive, Chicago, IL                       60601
     ------------------------------------                    ----------
    (Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code:         (312) 782-5800



                               Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 8.01.  OTHER EVENTS:  PROSPECTIVE CHANGES TO COMPOSITION
            OF THE BOARD OF DIRECTORS.

      On April 15, 2009, prior to the release of the Proxy Statement (the "Proxy Statement") for its 2009 Annual Meeting of Shareholders to be held on May 28, 2009 (the "2009 Annual Meeting"), Jones Lang LaSalle
Incorporated (the "Company") issued a press release announcing the following prospective changes to the composition of its Board of Directors (the "Board"):

      . The Board has nominated Ming Lu, a Partner with KKR & Co., for election to the Board by the Company's shareholders at the 2009 Annual Meeting.

      . Professor Henri-Claude de Bettignies has decided to retire from Board service effective on May 28, 2009, and will not stand for re-election at the 2009 Annual Meeting. Professor de
            Bettignies has served on the Board since March 1999.

      . Alain Monie has decided to resign from the Board effective on May 28, 2009 in order to devote more time to his other business activities and also will not stand for re-election at the 2009 Annual Meeting. Mr. Monie, who is the President and Chief Operating Officer of Ingram Micro Inc. and also a member of the board of directors of Amazon.com, Inc., has served on the Board since October 2005.

      A copy of the press release announcing the nomination of Mr. Lu, the retirement of Professor de Bettignies and the resignation of Mr. Monie is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            The following exhibit is included with this Report:

            99.1. Press release issued by Jones Lang LaSalle Incorporated on April 15, 2009 announcing (i) the nomination of Ming Lu for election to the Jones Lang LaSalle Incorporated Board of Directors at the 2009 Annual Meeting of Shareholders to be held on May 28, 2009, (ii) the retirement of Henri-Claude de Bettignies from the Jones Lang LaSalle Incorporated Board of Directors effective May 28, 2009, and (iii) the resignation of Alain Monie from the Jones Lang LaSalle Incorporated Board of Directors effective May 28, 2009.





















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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: April 15, 2009               JONES LANG LASALLE INCORPORATED



                                    By:    /s/ Mark J. Ohringer
                                           ------------------------------
                                           Name:  Mark J. Ohringer
                                           Title: Executive Vice President,
                                                  Global General Counsel
                                                  and Corporate Secretary




















































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


                                EXHIBIT INDEX
                                -------------




EXHIBIT NO.       DESCRIPTION
-----------       -----------

  99.1            Press Release Dated April 15, 2009




























































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